                                                                   EXHIBIT 10.47

CONFIDENTIAL TREATMENT*

*CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION. BRACKETS AND "+" HAVE BEEN USED TO IDENTIFY INFORMATION WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

                      AUTOMATIC POOL REINSURANCE AGREEMENT

                             EFFECTIVE APRIL 1, 1998

                       WMA LIFE INSURANCE COMPANY LIMITED

                                       OF

                                HAMILTON, BERMUDA

              REFERRED TO IN THIS AGREEMENT AS THE "CEDING COMPANY"

                                       AND

                  AMERICAN PHOENIX LIFE AND REASSURANCE COMPANY

                                       OF

                              HARTFORD, CONNECTICUT

                      SWISS RE LIFE & HEALTH AMERICA, INC.

                                       OF

                               NEW YORK, NEW YORK

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                       OF

                               FORT WAYNE, INDIANA

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                       OF

                             LOS ANGELES, CALIFORNIA

       COLLECTIVELY REFERRED TO IN THIS AGREEMENT AS THE "POOL REINSURERS"

                          TABLE OF CONTENTS

Article I         Scope of the Agreement                                        Page 1
                     Parties to the Agreement
                     Effective Date of the Agreement
                     Scope of the Agreement
                     Duration of the Agreement

Article II        Reinsurance Coverage                                          Page 2
                     Automatic Reinsurance
                     Facultative Reinsurance
                     Basis of Reinsurance

Article III       Procedures                                                    Page 3

Article IV        Liability                                                     Page 3

Article V         Reinsurance Rates and Payments                                Page 3
                       Tax Reimbursement
                       Experience Refund

Article VI        Changes to the Reinsurance                                    Page 5
                       Errors and Oversights
                       Misstatement of Age or Sex
                       Changes to the Underlying Policy
                       Reductions, Terminations and Reinstatements


Article VII       Recapture                                                     Page 7

Article VIII      Claims                                                        Page 8

Article IX        Arbitration                                                   Page 10

Article X         Insolvency                                                    Page 12

Article XI        Inspection of Records                                         Page 12

Article XII       Offset                                                        Page 13

Article XIII      Execution of the Agreement                                    Page 14

                                    EXHIBITS

Exhibit A         Reinsurance Coverage
                  Retention Limits
                  Automatic Acceptance Limits
                  Exclusions to Automatic Reinsurance Coverage,
                  including Jumbo Limits

Exhibit B         Administration and Reporting Forms

Exhibit C         Rates and Allowances
                  Net Amount at Risk Calculation

Exhibit D         Reinsurance Claim Form

                       ARTICLE I - SCOPE OF THE AGREEMENT

1.       PARTIES TO THE AGREEMENT

         The Ceding Company and the Pool Reinsurers mutually agree to transact reinsurance business according to the terms of this Agreement. This Agreement is for indemnity reinsurance and the Ceding Company and the Pool Reinsurers are the only parties to the Agreement. There will be no right or legal relationship whatsoever between the Ceding Company or the Pool Reinsurers and any other person having an interest of any kind in policies reinsured under this Agreement.

2.       EFFECTIVE DATE OF THE AGREEMENT

         This Agreement will go into effect at 12:01 A.M., April 1, 1998 and will cover policies effective on and after that date.

3.       SCOPE OF THE AGREEMENT

         The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire agreement. There are no other understandings or agreements regarding the policies reinsured other than as expressed in this Agreement. Either the Ceding Company or any of the Pool Reinsurers may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by all parties.

4.       DURATION OF THE AGREEMENT

         The duration of this Agreement will be unlimited. However, any of the pool reinsurers may terminate their participation in the Agreement at any time by giving the Ceding Company ninety days prior written notice. The Ceding Company may terminate the entire Pool or the participation of any Pool Reinsurer by giving ninety days prior written notice. Reinsurance will continue to be placed during the ninety-day period. The Ceding Company has the right, upon termination of any Pool Reinsurer under this Agreement, to re-allocate the quota share percentages among the remaining Pool Reinsurers, or to name a new Pool Reinsurer to the Agreement. Existing reinsurance will not be affected by the termination of this Agreement or by the termination of the participation of any of the Pool Reinsurers for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the underlying policy on which reinsurance is based, as long as the Ceding Company continues to pay reinsurance premiums as shown in
         Article V (Reinsurance Rates and Payment). However, the Pool Reinsurers will not be held liable for any claims or premium refunds which are not reported to them within one hundred eighty days following the termination or expiry of the last cession reinsured under this Agreement.


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

                        ARTICLE II - REINSURANCE COVERAGE

1.       AUTOMATIC REINSURANCE

         The Pool Reinsurers will automatically accept reinsurance of life benefits for individually underwritten ordinary life policies on the lives of permanent residents of the United States, United States Territories or Canada, that the Ceding Company reinsures in its underlying Agreement with Western Reserve Life Assurance Company of Ohio (referred to in this Agreement as the "Issuing Company"), in accordance with the provisions and limitations shown in Exhibit A.

         The Pool Reinsurers will also automatically accept reinsurance of riders and supplementary benefits written with the covered life benefits, but only to the extent that the riders and supplementary benefits are specifically shown in Exhibit A, Part I.

         The Ceding Company has the right to modify its retention limits shown in Exhibit A, Part Il at any time. If the retention limits are reduced, the Ceding Company will notify the Pool Reinsurers in writing before reinsurance can be ceded on the basis of the reduced retention limits.

         The Pool Reinsurers have the right to amend the Automatic Acceptance Limits shown in Exhibit A, Part III if the Ceding Company modifies its retention limits. The Pool Reinsurers also have the right to modify the Automatic Acceptance Limits if the Ceding Company elects to participate in another arrangement or arrangements to secure additional automatic binding capacity. However, the Pool Reinsurers must exercise their option to amend the Automatic Acceptance Limits within ninety days of notification of the change in retention limits or the placement of additional automatic binding capacity.

2.       FACULTATIVE REINSURANCE

         Facultative reinsurance is not available under the provisions of this Agreement.

3.       BASIS OF REINSURANCE

         Life reinsurance under this Agreement will be on the Monthly Renewable Term plan for the net amount at risk on the portion of the original policy that is reinsured into the Pool. The net amount at risk for any policy period will be calculated according to Exhibit C (Reinsurance Rates and Allowances), Part I.

         Riders or supplementary benefits ceded with life benefits will be reinsured as shown in Exhibit C. Any differences in the net amount at risk calculation for these benefits will be shown in Exhibit C.

                            ARTICLE III - PROCEDURES

1.       NOTIFICATION

         Individual notification for the placement of automatic reinsurance will not be necessary. Subject to Article V (Reinsurance Rates and Payment) and Exhibit B (Reinsurance Reporting Forms and Reinsurance Administration), new business or changes to existing reinsurance will be shown on the Ceding Company's periodic billing report.

2.       REFERENCE MATERIALS

         Upon request and subject to availability, the Ceding Company will use its best efforts to obtain reference materials which may be required by the Pool Reinsurers for proper administration of reinsurance under this Agreement.

                             ARTICLE IV - LIABILITY

1.       AUTOMATIC REINSURANCE

         Subject to the provisions of Article VI, Section 4 and Article VII, the liability of the Pool Reinsurers for reinsurance placed automatically under this Agreement will begin and end simultaneously with that of the Ceding Company for the underlying policy on which reinsurance is based.

2.       CONDITIONAL RECEIPT LIABILITY

         The Pool Reinsurers will be liable for losses under the terms of a Conditional Receipt or Temporary Insurance Receipt to the extent that the Ceding Company is liable in its underlying reinsurance agreement with the Issuing Company.

3.       CONTINUATION OF LIABILITY

         Continuation of the Pool Reinsurers' liability is conditioned on the Ceding Company's payment of reinsurance premiums as shown in Article V (Reinsurance Rates and Payment) and is subject to Article VI (Changes to the Reinsurance) and Article VII (Recapture).

                   ARTICLE V - REINSURANCE RATES AND PAYMENTS

1.       REINSURANCE RATES

         The rates that the Ceding Company will pay to the Pool Reinsurers for reinsurance covered under this Agreement are shown in Exhibit C. The reinsurance rate payable for any cession for any accounting period will be calculated on the basis of the net amount at risk reinsured as of that period.

         For reasons relating to deficiency reserve requirements by the various state insurance departments, the rates shown in Exhibit C cannot be guaranteed for more than one year. While all parties anticipate that reinsurance rates shown in Exhibit C will continue to be charged, it may become necessary to charge a guaranteed rate that is the greater of the rate from Exhibit C or the corresponding statutory net premium rate based on the 1980 CSO Table at 4.5% interest for the applicable mortality rating.

         If the original policy is issued with interim insurance, the Ceding Company will pay the Pool Reinsurers a reinsurance rate for the interim period that is the same percentage of the first year premium that the interim period bears to twelve months. The rate that the Ceding Company pays the Pool Reinsurers for the first policy year after the interim period will be calculated on the basis of the full annual reinsurance rate.

         Procedures and details of reinsurance rate calculation for any benefits or riders ceded under this Agreement are shown in Exhibit C.

         All financial transactions under this Agreement will be in United States dollars, unless the parties mutually agree to use other currencies. Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C if necessary.

2.       PAYMENTS

         The Ceding Company will be responsible for administration of the periodic reporting of its statements of account and payment of balances due to the Pool Reinsurers as shown in Exhibit B.

         Within thirty days after the close of each reporting period, the Ceding Company will send each Pool Reinsurer a statement of account for that period along with payment of the full balance due. If the statement of account shows a balance due the Ceding Company, each Pool Reinsurer will remit the appropriate amount within thirty days of receipt of the statement of account.

         In order to eliminate reporting of trivial amounts, the Ceding Company will send statements of account to the Pool Reinsurers only when the total balance due equals or exceeds $100.00.

         The Ceding Company's timely payment of reinsurance premiums is a condition precedent to the continued liability of the Pool Reinsurers. If the Ceding Company has not paid the balance due to the Pool Reinsurers by the thirty-first day following the close of the reporting period, the Pool Reinsurers have the right to give thirty days' written notice of their intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty-day period, the liability of the Pool Reinsurers will automatically terminate for all reinsurance on which balances remain due and unpaid, including reinsurance on which balances became due and unpaid during and after the thirty-day notice period. Even though reinsurance has been terminated, the Ceding Company will continue to be liable for the payment of unpaid balances along with interest charges at 4.5%, calculated from the due date shown above to the date of payment.

         Reinsurance terminated for non-payment of balances due may be reinstated at any time within sixty days of the date of termination, by the Ceding Company's payment of all balances due and interest charged in full to the Pool Reinsurers. However, the Pool Reinsurers will have no liability for claims incurred between the termination date and the reinstatement date.

3.       TAX REIMBURSEMENTS

         Details of any reimbursement of premium taxes that the Ceding Company pays on behalf of reinsurance payments to the Pool Reinsurers are shown in Exhibit C, Section VIII. (Premium Taxes).

         The parties mutually agree to the following pursuant to Section 1.848-2
         (g) (8) of the Income Tax Regulation issued December 29, 1992 under
         Section 848 of the internal Revenue Code of 1986, as amended. This election will be effective for all taxable years for which this Agreement remains in effect.

         The terms used in this Section are defined in Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to either net consideration as defined in Section 1.848-2
         (f) or "gross premium and other consideration" as defined in Section 1.848-3 (b), as appropriate.

         a) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the General Deductions Limitation of IRC
                  Section 848 (c) (1).

         b) The parties mutually agree to exchange information pertaining to the amount of net consideration under this Agreement by May 1 of each year to ensure consistency. The parties also mutually agree to exchange information otherwise required by the Internal Revenue Service. Any disputes regarding the information provided by the parties will be resolved no later than June 1 of each year.

4.       EXPERIENCE REFUND

         Details of any Experience Refund payable to the Ceding Company will be shown in Exhibit C. Section XI. (Experience Refund).

                     ARTICLE VI - CHANGES TO THE REINSURANCE

1.       ERRORS AND OVERSIGHTS

         If any party to this Agreement fails to comply with any of the Agreement provisions because of an unintentional oversight or misunderstanding, the underlying status of this Agreement will not be changed. All parties will be restored to the position they would have occupied had no such oversight nor misunderstanding occurred.

2.       MISSTATEMENT OF AGE OR SEX

         If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in the underlying policy, all parties will share in the change in proportion to their original liabilities at the time the policy was issued.

3.       CHANGES TO THE UNDERLYING POLICY

         a) All changes. If any change is made to the underlying policy, the reinsurance will change accordingly. The Ceding Company will notify the Pool Reinsurers of the change and the appropriate premium adjustment on its periodic statement of account.

         b) Increases. If the amount at risk increases because of a change in the underlying policy, the approval of the Pool Reinsurers will be necessary only if the increase causes the amount reinsured to exceed the Automatic Acceptance Limits shown in Exhibit A, Part III. If approval is necessary, the Ceding Company will send the Pool

                  Reinsurers copies of all papers relating to the change in coverage to the extent that they are available from the Issuing Company.

         c) Extended Term and Reduced Paid-Up Insurance. If any policy reinsured under this Agreement converts to Extended Term Insurance or Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated on the basis of the original issue age of the insured and the duration of the original policy at the time the adjustment became effective, i.e. point-in-scale basis.

4.       REDUCTIONS, TERMINATIONS AND REINSTATEMENTS

         If any part of the underlying coverage on a life reinsured under this Agreement is reduced or terminated, the amount reinsured will also be reduced or terminated to the extent that the Ceding Company will continue to maintain its appropriate retention limit as shown in Exhibit A for the issue age and table rating of the insured. The Ceding Company will not be required to assume amounts in excess of the retention limit that was in force when the affected policy or policies were issued.

         The amount of the reduction will be applied on a proportional basis to each Pool Reinsurer's net amount at risk at the same proportion that the Pool Reinsurer's initial amount of reinsurance bore to the total initial amount reinsured.

         If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance coverage will also terminate. If additional policies on the same life are reinsured to the Pool, and if the termination causes the Ceding Company to maintain less than its retention limit shown in Exhibit A, the policy(ies) issued next in sequence to the terminated policy will be decreased until the Ceding Company maintains its full retention on the risk.

         The Ceding Company will also follow the procedures shown in the above paragraphs when the reduction or termination applies to fully retained policies, where the reduction or termination will cause the Ceding Company to maintain less than its current retention for any policy or policies reinsured.

         If a policy reinsured automatically lapses and is reinstated in accordance with the issuing company's standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. The Ceding Company will provide the Pool Reinsurers with copies of reinstatement papers only upon request.

         The Ceding Company will notify the Pool Reinsurers of the reinstatement on its periodic statement of account, and it will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of any interest collected. Thereafter, reinsurance payments will be in accordance with
         Article V. (Reinsurance Rates and Payments).

                             ARTICLE VII - RECAPTURE

         1.       BASIS OF RECAPTURE

         If the Ceding Company increases its retention limits shown in Exhibit A, it may make a corresponding reduction in eligible reinsurance cessions. Policies are eligible for recapture if

         a) the Ceding Company has maintained the maximum retention limit for the age and mortality rating of the insured when the underlying policy was issued. Policies on which the Ceding Company retained a reduced retention or no retention will not be eligible for recapture; and

         b) the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section IX. The recapture period will always be measured from the original policy issue date.


         2.       METHOD OF RECAPTURE


         The Ceding Company will give the Pool Reinsurers written notice of its intention to recapture within ninety days of the effective date of the retention increase. If the Ceding Company elects to recapture at a later date, it will give the Pool Reinsurers additional written notice before beginning the recapture.

         When the Ceding Company has given the Pool Reinsurers written notice of intent to recapture, and the date that the recapture will begin:

         a)       All eligible policies will be recaptured;

         b) Reinsurance will be reduced on the next anniversary date of each eligible policy;

         c) Reinsurance on each eligible policy will be reduced by an amount that will increase the Ceding Company's retention to the then current limit set forth in Exhibit A, as amended.

         d) If there is reinsurance in force in other reinsurers on any one insured life, the reduction of the reinsurance in force under this Agreement will be in the same proportion that the amount reinsured with the Pool Reinsurers bears to the total reinsurance coverage on the life;

         e) If at the time of recapture the insured is disabled and premiums are being waived under any type of Disability Benefit Rider, only the life benefit will be recaptured. The reinsured portion of the Disability Benefit Rider will remain in force until the policy is returned to premium-paying status, at which time it will be eligible for recapture.

         If the Ceding Company omits or overlooks the recapture of any eligible policy or policies, the acceptance of reinsurance payments by the Pool Reinsurers after the date the recapture would have taken place will not cause the Pool Reinsurers to be liable for the amount of the risk that would have been recaptured. The Pool Reinsurers will be liable only for a refund of reinsurance payments received, without interest.

         If the Ceding Company's retention increase is due to its purchase by or purchase of another company, or its merger, assumption or any other affiliation with another company, no immediate recapture will be allowed. However, the Ceding Company may recapture eligible policies once the Recapture Period set out in Exhibit C,
         Section IX. has expired.

                              ARTICLE VIII - CLAIMS


1.       NOTICE OF CLAIM


         Subject to the provisions of Section 2 of this Article, the Ceding Company will notify the Pool Reinsurers promptly when it receives notice that a claim has been incurred on a policy reinsured under this Agreement, and it will also forward copies of the death certificate and the claimant's statement as each document becomes available. The Ceding Company will send copies of additional information on the claim, including copies of the application and underwriting papers, upon the request of any of the Pool Reinsurers, and to the extent that the information is available from the Issuing Company.

2.       SETTLEMENT OF CLAIMS

         For non-contestable claims on polices with face amounts or $1,500,000 or less, including compromises, the Pool Reinsurers will accept the good faith decision of the Ceding Company. The Ceding Company will consult with the Pool Reinsurers whenever the claim is incurred during the contestable period of the policy. However, the consultation will not impair the Ceding Company's freedom to determine the proper action on the claim and the settlement made by the Ceding Company will still be binding upon the Pool Reinsurers.

         For claims on policies with face amounts in excess of $1,500,000, the Lead Claim Reinsurer specified in Exhibit A will review the claim papers on behalf of the other Pool Reinsurers. The Ceding Company will consult with the Lead Claim Reinsurer before the Ceding Company makes any admission or acknowledgment of the validity of the claim. The action taken by the Lead Claim Reinsurer will be binding on the other Pool Reinsurers.

         Once the Pool Reinsurers have received the proofs cited in Section 1 and upon evidence of the Ceding Company's settlement with the Issuing Company, they will discharge their net reinsurance liability by paying one lump sum to the Ceding Company. The Pool Reinsurers will also reimburse the Ceding Company for any unearned premiums.

         The Ceding Company will consult with the Pool Reinsurers before conceding any liability or making any settlement with the Issuing Company whenever the claim is incurred during the contestable period of the policy. However, the consultation will not impair the Ceding Company's freedom to determine the proper action on the claim and the settlement made by the Ceding Company will still be binding upon the Pool Reinsurers.

         Claim settlements will be administered in good faith, according to the standard procedures the Ceding Company applies to all claims, whether reinsured or not.

3.       CONTESTABLE CLAIMS

         The Ceding Company will immediately notify the Pool Reinsurers if it intends to contest, compromise or litigate a claim involving reinsurance and will give each Pool Reinsurer an opportunity to review the claim papers. If any Pool Reinsurer prefers not to participate in the contest, that Pool Reinsurer will notify the Ceding Company of its decision within fifteen days of its receipt of the claim papers, and that Pool Reinsurer will immediately pay the full amount of reinsurance due to the Ceding Company. Once the Pool Reinsurer has paid its reinsurance liability, it will not be liable for legal and/or investigative expenses, it will have no further liability for expenses associated with the contest, compromise or litigation and it will not share in any subsequent increase or reduction of the policy face amount.

         When the Pool Reinsurers agree to participate in a contest, compromise or litigation involving reinsurance, the Ceding Company will give each participating Pool Reinsurer prompt notice of the beginning of any legal proceedings involving the contested policy. The Ceding Company will promptly furnish the participating Pool Reinsurers with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

         The participating Pool Reinsurers will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as their liability bears to the Ceding Company's liability. The participating Pool Reinsurers will not reimburse expenses associated with non-reinsured policies.

         If the contest, compromise or litigation results in a reduction in the liability of the contested policy, the participating Pool Reinsurers will share in the reduction in the same proportion that the amount reinsured with each Pool Reinsurer bore to the amount payable under the terms of the policy on the date of death of the insured.

         If the contest, compromise or litigation results in a dismissal of the claim and a return of the premium to the claimant and/or to the beneficiary(ies), the participating Pool Reinsurers will refund all premiums that the Ceding Company has paid to them.

4.       CLAIM EXPENSES

         The Pool Reinsurers will pay their proportionate share of the following expenses arising out of the settlement or litigation of a claim, providing that the expenses are reasonable:

         a)       investigative expenses;

         b)       attorneys' fees;

         c) penalties and interest imposed automatically by statute and rising solely out of a judgment rendered against the issuing company in a suit for policy benefits;

         d) interest paid to the claimant on death benefit proceeds according to the practices of the Issuing Company and either at the same rate as used by the Issuing Company, or at the rate prescribed by state law.

         The Pool Reinsurers' share of claim expenses will be in the same proportion that their liability bears to the liability of the Ceding Company.

         The Ceding Company will be responsible for payment of the following claim expenses, which are not considered items of "net reinsurance liability" as referenced in Section 2. of this Article:

         a) routine administrative expenses for the home office or elsewhere, including the salaries of the Ceding Company's employees;

         b) expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which the issuing Company admits are payable.

5.       EXTRA CONTRACTUAL DAMAGES

         The Pool Reinsurers will not held be liable for nor will they pay any extra contractual damages, including but not limited to consequential, compensatory, exemplary or punitive damages which are awarded against the Issuing Company or which may be paid voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by the Issuing Company, its agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

         Special circumstances may arise in which the Pool Reinsurers should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in which the Pool Reinsurers were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of the participation of any of the Pool Reinsurers is dependent upon a good-faith assessment of the relative culpability in each case; but all factors being equal, the division of any such assessment would generally be in the same proportion of the net liability accepted by each party.

                            ARTICLE IX - ARBITRATION

1.       BASIS FOR ARBITRATION

         The parties to this Agreement mutually understand and agree that its wording and interpretation is based on the usual customs and practices of the insurance and reinsurance industry. While all parties mutually agree to act in good faith in dealings with each other, it is understood and recognized that situations may arise in which an agreement cannot be reached.

         In the event that any dispute cannot be resolved to the mutual satisfaction of the parties involved, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

2.       NEGOTIATION

         Within ten days after one of the parties to this Agreement has given the other the first written notification of the specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

         If the officers cannot resolve the dispute within thirty days of their first meeting, the parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty days.

3.       ARBITRATION PROCEEDINGS

         No later than fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give the concerned parties written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

         An arbitration panel consisting of three past or present officers of life insurance companies not affiliated with any of the parties to this Agreement in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third, the choice will be made by the Chairman of the American Arbitration Association.

         The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time the arbitration begins.

         The arbitration will take place at a site decided upon by the arbitrators unless the involved parties mutually agree otherwise.

         Within sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on the parties involved and there will be no further appeal, except that either party may petition any court having jurisdiction regarding the award rendered by the arbitrators.

         The parties involved in the arbitration may agree to extend any of the negotiation or arbitration periods shown in this Article.

         Unless otherwise decided by the arbitrators, the parties involved in the arbitration will share equally in all expenses resulting from the arbitration, including the fees and expenses of the arbitrators, except that each party will be responsible for its own attorneys' fees.

                             ARTICLE X - INSOLVENCY

1. If the Ceding Company is judged insolvent, the Pool Reinsurers will pay all reinsurance under this Agreement directly to the Ceding Company, its liquidator, receiver or statutory successor on the basis of the Ceding Company's liability under the policy or policies reinsured without decrease because of the insolvency of the Ceding Company. It is understood, however, that in the event of the insolvency of the Ceding Company, its liquidator, receiver or statutory successor will give the Pool Reinsurers written notice of a pending claim on a policy reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, the Pool Reinsurers may investigate and interpose at their own expense in the proceedings where the claim is to be adjudicated, any defense which they may deem available to the Ceding Company, its liquidator, receiver or statutory successor. It is further understood that the expense incurred by the Pool Reinsurers will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Ceding Company. Where two or more Pool Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the reinsurance agreement as though the Ceding Company had incurred the expense.

2. If any of the Pool Reinsurers are judged insolvent, they will be considered in default under this Agreement. Amounts due to the insolvent Pool Reinsurer(s) will be paid directly to their liquidator, receiver or statutory successor without diminution because of insolvency of the Pool Reinsurer(s).

3. For the purpose of this Agreement, the Ceding Company or any of the pool Reinsurers will be deemed insolvent under the following circumstances:

         a) When a cease and desist order or injunction has been issued by the commissioner or a court in that party's state or jurisdiction or domicile, ordering the party to cease and desist from transacting, soliciting or writing any new business of any kind and is reasonably expected to result in conservatorship, rehabilitation, receivership or liquidation; or

         b) When a court order is issued voluntarily or involuntarily placing a party into conservatorship, rehabilitation, receivership or liquidation, or appointing a conservator, rehabilitator, receiver or liquidator to take over the business of the party; or

         c) When a party files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation or similar law or statute.

                       ARTICLE XI - INSPECTION OF RECORDS

1.       INSPECTION OF RECORDS

         Any party to this Agreement will have the right at any reasonable time to inspect the papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

                              ARTICLE XII - OFFSET

1. The Ceding Company and any of the Pool Members will have, and may exercise at any time, the right to offset mutually agreed-to balances due one party from the other against mutually agreed-to balances due the other party. The right of offset is limited to balances due under this Agreement. Subject to state regulations, the right of offset will not be affected nor diminished because of the insolvency of the parties to this Agreement.

                    ARTICLE XIII - EXECUTION OF THE AGREEMENT

         In witness whereof, we have caused this Agreement to be executed in duplicate at the dates and places shown below, by our respective officers duly authorized to do so.

WMA LIFE INSURANCE COMPANY LIMITED
Hamilton, Bermuda



By: /s/ Edward F. McKernan                         Attest:    /s/ Wood Montgomery
   -------------------------------------------            -------------------------------------------

Title:  VP & Actuary                               Title:     VP
      ----------------------------------------           --------------------------------------------

Date: 9/8/98                                       Date: 9/8/98
     -----------------------------------------          ---------------------------------------------

AMERICAN PHOENIX LIFE AND REASSURANCE COMPANY
Hartford, Connecticut



By:      [Illegible]                               Attest:  /s/ Diane E. Bennett
   -------------------------------------------            -------------------------------------------

Title:   Director, Treaties & Compliance           Title: Director, Reinsurance Marketing
      ----------------------------------------           --------------------------------------------

Date: September 1, 1998                            Date: September 1, 1998
     -----------------------------------------          ---------------------------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Fort Wayne, Indiana



By: /s/ James B. Keller                            Attest: [Illegible]
   -------------------------------------------            -------------------------------------------

Title: Vice President                              Title: Assistant Secretary
      ----------------------------------------           --------------------------------------------

Date: December 16, 1998                            Date: 12/11/98
     -----------------------------------------          ---------------------------------------------

SWISS RE LIFE & HEALTH AMERICA, INC.
New York, New York



By: /s/ Robert J. Pennichotte                      Attest:
   -------------------------------------------            -------------------------------------------

Title: Vice President                              Title:
      ----------------------------------------           --------------------------------------------

Date: April 24, 1998                               Date:
     -----------------------------------------          ---------------------------------------------

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



By: /s/ Paul E. Rutledge                           Attest: /s/ Robert DeForce
   -------------------------------------------            -------------------------------------------

Title: President, Transamerica Reinsurance         Title: V.P.
      ----------------------------------------           --------------------------------------------

Date: Nov. 23, 1998                                Date: Nov. 25, 1998
     -----------------------------------------          ---------------------------------------------

                            LETTER OF CREDIT ADDENDUM

This Addendum is considered to be between the Ceding Company and American Phoenix Life and Reassurance Company ("APLAR") and is attached to and made a part of the Agreement Prior to the original execution.

For those jurisdictions in which the Ceding Company is not permitted to take credit on its Annual Statement for all or a part of the reinsurance ceded to APLAR, APLAR will furnish the Ceding Company with a clean, irrevocable Letter of Credit. The Letter of Credit will be issued by the designated bank in an amount equal to the reserves ceded to APLAR and will be in a form acceptable to the Ceding Company. APLAR will bear the cost of the Letter of Credit.

It is understood that the Ceding Company may draw on the Letter of Credit at any time, notwithstanding any other provisions in this Agreement. The Ceding Company undertakes to use and apply any amount which it may draw upon the Letter of Credit pursuant to the terms of this Agreement under which the Letter of Credit is held, and only for the following purposes:

         a) To pay or to reimburse the Ceding Company for APLAR's share of unearned premium or any liability for loss reinsured by this Agreement.

         b) To make refund of any sum which is in excess of the actual amount required to pay APLAR's share of any unearned premium or liability reinsured under this Agreement;

         c) To pay other amounts due to the Ceding Company under this Agreement.

The Ceding Company agrees to return to APLAR any amounts drawn on Letters of Credit which are in excess of the actual amounts required for a) or b) above, or in the case of c) above, any amounts that are subsequently determined not to be due.

The amounts drawn under any Letter of Credit will be applied without diminution because of the insolvency of either party. The designated bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Ceding Company or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of properly authorized representatives of the Ceding Company.

                                    EXHIBIT A

                            (EFFECTIVE APRIL 1, 1998)

                              REINSURANCE COVERAGE

I.       REINSURANCE COVERAGE

         This Agreement will cover quota shares as shown below in excess of the Ceding Company's retention for

                  Life Benefits;

                  Accidental Death Benefits issued with Life Benefits;

                  Other Supplementary Benefits or Riders issued with Life Benefits and specifically listed below;

         on retrocessions of the following policy forms:

                   Plans and Riders                           Form Number

                   Financial Freedom Builder (Variable UL)           VL03
                   Primary Insured Rider                            PIR 10
                   Primary Insured Rider Plus                       PIR 11
                   Other Insured Rider                           ULR2.01.05.84
                   Accidental Death Benefit Rider                ULB2.01.05.84

         issued by Western Reserve Life Assurance Company of Ohio and ceded to WMA Life Insurance Company Limited under a first dollar quota share coinsurance agreement. Reinsurance coverage will provide neither loan nor cash surrender values.

    Name of Pool Reinsurer                                    Quota Share Percentage
    ----------------------                                    ----------------------
    Lincoln National Life Insurance Company                              25%

    American Phoenix Life and Reassurance                                25%
    Company (Lead Claims Reinsurer)

    Swiss Re Life & Health America, Inc.                                 25%

    Transamerica Occidental Life Insurance Company                       25%

                                                                    Continued...

                           (EFFECTIVE APRIL 1, 1998)

II.      RETENTION LIMITS

         A.       LIFE

                                           Standard through Table 4                  Tables 5
                  Issue Ages            Flat Extras up to $5.00/$1,000             through 16
                  ----------            ------------------------------             ----------
                      All                         $100,000                           $50,000

         The total maximum combined retention, including that of Western Reserve Life, is $700,000.

         B.       WAIVER OF PREMIUM DISABILITY

                  Fully Retained

         C.       ACCIDENTAL DEATH BENEFITS

                  Life limits less Life retained.

III.     AUTOMATIC ACCEPTANCE LIMITS

         A.       LIFE AND ACCIDENTAL DEATH BENEFITS

                                            Standard through Table 4 or               Table 5
                  Issue Ages                Flat Extras up to $5/$1,000          Through Table 16
                  ----------                ---------------------------          ----------------
                    0 - 75                          $15,000,000                     $10,000,000
                   76 - 80                            7,500,000                       5,000,000

                  The binding limits are exclusive of the Ceding Company's retention.

         B.       WAIVER OF PREMIUM

                  Not reinsured under this Agreement

                                                                    Continued...

                            (EFFECTIVE APRIL 1, 1998)

IV.      EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

         Automatic reinsurance coverage will not be available in the following situations:

         1. The policy has been submitted on a facultative, facultative obligatory or initial inquiry basis to the Pool Reinsurers or to any other reinsurer.

         2. The risk is categorized as a "Jumbo Risk", where the Ceding Company's underwriting papers indicate that the total life insurance in force and applied for on the insured's life exceeds $25,000,000 for ages 0 through 75 or $10,000,000 for ages 76 through 85.

         3. The policy is part of any special program offered by the Ceding Company, including:

                  a) experimental or limited retention programs, including but not limited to cancer, diabetes, aviation or coronary risks;

                  b) external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

         4. The Ceding Company has retained an amount less than its usual retention limits for the age and table rating of the insured.

         5. The policy is a result of a conversion from group insurance, unless the Pool Reinsurers agree otherwise.

                                   MIDDLE EAST

                        Cyprus           Iran             Lebanon         Qatar               Yemen
                        Georgia          Iraq             Oman            Syria

                            Issue Age           Standard-Table H          Table J and Higher
                            ---------           ----------------          ------------------
                              0-75                $1,000,000                      $1,000,000
                             76-85                 1,000,000                       1,000,000

2.       Last Survivor Policies

         Lincoln's Retention on last survivor Policies shall be determined by subtracting the greatest amount retained on prior Policies on any of the covered lives from the greatest Retention available on any of the covered lives.

3.       Last Survivor Policies with One Life Uninsurable

         For last survivor Policies having one life deemed uninsurable, Lincoln's Retention shall be on the life considered insurable using the issue age, mortality classification and country of origin of the insurable life.

4.       First to Die Policies

         Lincoln's Retention on first to die Policies shall be the least Retention available on any of the covered lives.

5.       Guaranteed Issue Policies

         Lincoln's Retention shall not exceed three million dollars ($3,000,000) for any Policy issued as guaranteed issue insurance. A Policy is issued as "guaranteed issue insurance" if the Policy is issued without the same full underwriting with which the Original Company would issue the Policy if the applicant did not meet pre-established eligibility criteria applicable to all persons of like status.

6.       Waiver of Premium

         Lincoln's Retention for waiver of premium benefits shall equal the amount of premium to be waived on Lincoln's Retention of individual life insurance-on the insured life, but in no event shall such an amount exceed five million dollars ($5,000,000).

7.       Policies with Increasing Face Amounts

         For Policies with increasing net amounts at risk, Lincoln's initial Retention shall equal an amount which, when added to its proportional share of future increases in net amount at risk under the Policy, shall not exceed one and one-half (1.5) times the Retention set forth above using the appropriate issue age, mortality classification, plan of insurance and country of origin.

8.       Conversion of Flat Extras to Table Rating

         The table rating equals the flat extra divided by one dollar and twenty-five cents ($1.25). This conversion is for Retention management only and not for individual case underwriting. Temporary extra premiums payable for two (2) years or less shall be disregarded. In determining the Retention classification for Policies with table ratings combined with flat extras, the table rating result using the conversion table above shall be added to the actual table rating.

9.       One Year Term Additions

         (a) For Policies with dividend options which include one-year term insurance not in excess of the terminal reserve, the amount of the basic Policy retained shall be the same as if there were no term additions. Reinsurance shall be ceded in the sum of
                  (i) the excess, if any, of the basic Policy amount over the applicable Retention limit and (ii) the prorated portion of the term addition corresponding to the portion, if any, of the basic Policy reinsured.

         (b) Unless different guidelines were established between Lincoln and the Original Company for Policies with dividend options requiring that the full dividend be used to purchase one-year term insurance, the following rule shall be used to determine the fractional portion of the basic Policy to be retained.

                                For Issue Age          Treat as if Ultimate Amount Will Be
                                -------------          -----------------------------------
                                    0-29                  3 times Basic Policy Amount
                                    30-49                 1 % times Basic Policy Amount
                                     50+                  1 times Basic Policy Amount

10.      Paid-up Additions

         (a) Dividend Additions: When the sum of the net amount at risk on paid-up dividend additions and the net amount at risk on the other direct and reinsurance life insurance on the life is less than or equal to the limit of Retention plus one hundred thousand dollars ($100,000), paid-up dividend additions shall be fully retained. When the sum of the net amount at risk on paid-up additions and the net amount at risk on other direct and reinsurance exceeds the limit of Retention plus one hundred thousand dollars ($100,000), the excess face amount of the paid-up additions shall be reinsured.

         (b) For paid-up additions issued as a result of other than dividend options, the appropriate Retention for the issue age, mortality classification, plan of insurance and country of origin at issue of the original Policy shall apply.

11.      Non-Individual Cession Reinsurance

         For purposes of determining its Retention, Lincoln may ignore certain amounts of reinsurance it accepts on a non-individual cession basis.

                                  EXHIBIT B
                          (EFFECTIVE APRIL 1, 1998)

                         REINSURANCE ADMINISTRATION

Reinsurance administration and premium accounting will be on a self-administered basis. Premiums will be paid and reported monthly. For each reporting period the Ceding Company will submit to each Pool Reinsurer a statement containing information in general compliance with the following:

I.      MONTHLY DETAIL REPORT

        Policy Number
        Name of Insured
        Date of Birth
        Sex
        Smoker/Non Smoker Code
        Automatic/Facultative/Facultative Obligatory Code
        YRT/Coinsurance Code
        Original Issue Date
        Issue Date

        Flat Extra Rate
        Flat Extra Duration
        Flat Extra Premium
        Flat Extra Allowances
        Age Nearest/Last Indicator
        Treaty Code
        Substandard Percentage
        Plan Name (Your Product Name)
        Plan Type (Whole Life, Term, UL, Variable UL, etc.)
        Original Amount of Insurance (amount issued)
        Amount Reinsured (original amount reinsured)
        Net Amount at Risk Reinsured (current amount at risk)


                                                                    Continued...

                            (EFFECTIVE APRIL 1, 1998)


II.      MONTHLY BILLING INFORMATION

         Policy Number
         Billing Date
         Transaction Code (New Business, Lapse, Amendment, etc.)
         Transaction Date
         Current Net Amount at Risk
         Billed Premium (Life, WP, ADB, Flat Extra, etc.)
         Billed Allowances (Life, WP, ADB, Flat Extra, etc.)

III.     PREMIUM SUMMARY REPORT

         (Information should be summarized)
                                             FY          RY          TOTAL
         Life Premium
         WP Premium
         ADB Premium
         Flat Extra Premium

         Total Premium
         Policy Fees

         Life Allowances
         WP Allowances
         ADB Allowances
         Flat Extra Allowances

         Total Allowances
         Premium Taxes (if applicable)

         Total Amount Due = (Total Premium + Policy Fees) - (Total Allowances + Premium Taxes)

         The premium summary should balance to the Monthly Detail Report.



                                                                    Continued...

                            (EFFECTIVE APRIL 1, 1998)

IV.      QUARTERLY VALUATION REPORT


                                     Statutory          Tax Reserves
                                     Reserves           (annual only)

         Basic
         Waiver
         Disabled Lives
         ADB
         Deficiency

         Total

V.       POLICY EXHIBIT

         From_______________               Reporting Period:___________________

                                     Activity For Period________________________



                                            Case
                                            Count             Volume
                                            -----             ------
         Beginning In Force

                 New Business
                 Reinstatements
                 Other Increases
                 Conversions On
                 Conversions Off
                 Not Takens
                 Deaths
                 Lapses
                 Cancellations
                 Surrenders
                 Recaptures
                 Other Decreases

         Ending In Force


                                                                    Continued...

                                                          SWISS RE LIFE & HEALTH

                                                                       EXHIBIT B

Reinsurance Application
From:  Company Name

                                                             Company Name
-----------------------------------------------------------------------------------------------------------------------------------


                        Last                First                   Middle               Date of Birth            Age        Sex

Applicant's Name
                        -------------------------------------------------------------    --------------------    --------   -------


Plan
                                                            Preferred              Smoker        Nonsmoker          Reunderwriting
      ----------------------------------------------------

Cur            Residence for Premium Tax                Policy Number              Policy Date                Preliminary Term From

------------   --------------------------------------   -----------------------   -------------------------   ---------------------

  Type of Application
      Facultative                Automatic          Placement Date        Self Administered         Terms YRT        Coinsurance
                                                                                (Bulk)
---------------------------   -----------------   ------------------    -----------------------   --------------   ---------------

Decrement          Cash Values         Reserves       Age Basis     Retention Code        Full            Reduced           Nil

                -----------------   --------------   ------------                    ----------------   --------------   ---------


       Reinsurance Amounts        Basic Coverage     Additional Coverage     Waiver Premium     Accidental Death    Other Benefits
                                                                                Benefit             Benefit
Previous Insurance In Force
                                  --------------     -------------------     --------------     ----------------    --------------
Of Which We Retained -
                                  --------------     -------------------     --------------     ----------------    --------------
Insurance Now Applied For -
                                  --------------     -------------------     --------------     ----------------    --------------
Of Which We Retain -
                                  --------------     -------------------     --------------     ----------------    --------------
Reinsurance This Cession
                                  --------------     -------------------     --------------     ----------------    --------------
Extra Premium
                                  --------------     -------------------     --------------     ----------------    --------------
Rating If Substandard -
                                  --------------     -------------------     --------------     ----------------    --------------
Coinsurance Premium -
                                  --------------     -------------------     --------------     ----------------    --------------


                                       -----------  ----------  ----------------   --------------------  ------------------------
*For YRT cases state Gross Premiums       WP           AD             Other         Amount of Premium      Annual Decrement for
and Expiry Ages for Benefits                                                          to be Waived            Amount of Risk
                                       -----------  ----------  ----------------   --------------------  ------------------------

Additional Information or Remarks





Date:                                                        By:
       -----------------------------------                       ------------------------------------------------------------------

                                                                       EXHIBIT B

PHOENIX HOME LIFE                                   APPLICATION FOR REINSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
PLEASE TYPE                                                                         Send to Phoenix Home Life     App. Prepared By

                                                                                    ---------------, -------
-----------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY                                        NUMBER OF ORIGINAL POLICY            CESSION NUMBER      ___ AUTOMATIC
                                                                                                               ___ FACULTATIVE
-----------------------------------------------------------------------------------------------------------------------------------
PRIMARY INSURED (LAST, FIRST, MIDDLE INITIAL)  SEX    STATE OF     STATE OF BIRTH    DATE OF BIRTH    AGE   OCCUPATION   SMOKER
                                                      RESIDENCE                                                            YES   NO
-----------------------------------------------------------------------------------------------------------------------------------
SECOND INSURED                                                                                                           SMOKER
                                                                                                                           YES   NO
-----------------------------------------------------------------------------------------------------------------------------------
PAYOR BENEFIT                          NAME OF PAYOR               POLICY DATE       PLAN OF INSURANCE      RESERVE      SHORT TERM
__ PD & D  __ PAYOR DEATH ONLY                                                                              BASIS        FROM:
-----------------------------------------------------------------------------------------------------------------------------------
RATING                                             1ST INSURED                            2ND INSURED
                                      ---------------------------------------------------------------------------------------------
                                          LIFE     DISABILITY      ADB      LIFE     DISABILITY   ADB
-----------------------------------------------------------------------------------------------------------------------------------
PREVIOUS INSURANCE IN FORCE                                                                            DIS. RATE FOR $15,000 OF
                                                                                                       BASIC INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
OF WHICH WE RETAINED                                                                                   PREVIOUS CESSION NUMBERS,
                                                                                                       IF ANY
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE NOW APPLIED FOR                                                                              MIB CODES BEING REPORTED

-----------------------------------------------------------------------------------------------------------------------------------
OF WHICH WE WILL RETAIN                                                                                IS THIS AN AMENDMENT?  YES
                                                                                                        NO IF YES, GIVE CESSION
                                                                                                       NUMBER:

-----------------------------------------------------------------------------------------------------------------------------------
REINSURANCE THIS APPLICATION                                                                           HAS CASE BEEN OFFERED TO
                                                                                                       OTHER COMPANIES?   YES
                                                                                                        NO
-----------------------------------------------------------------------------------------------------------------------------------
REMARKS:
                                                                                                  FOR CANCELLATION
                                                                                          ___  FILED AS INCOMPLETE
                                                                                          ___  POLICY NOT PLACED
                                                                                          ___  REINSURANCE PLACED ELSEWHERE
                                                                                          ___  WITHIN OUR RETENTION

  Pre-notice given to the proposed insured(s) and we have MIB authorization(s).
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DO NOT TYPE BELOW THIS LINE
-----------------------------------------------------------------------------------------------------------------------------------
SUBST        TERM OF   PAYOR     CO         REEX-     RECAP     REMARKS                           PLAN CODE
TABLE        REINS.    OR DIS    NUMBER     TENSION   CODE
                       CODE
---------------------------------------------------------------                                   ---------------------------------
                                                                                                  RATING

-----------------------------------------------------------------------------------------------------------------------------------
                            POL     AMOUNT     POL   AMOUNT     POL     AMOUNT     POL   AMOUNT     POL     AMOUNT     AGE
      AMOUNT AT RISK        YR                 YR               YR                 YR               YR                 CODE
                            -------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PAYOR OR     DIS RATE/M     DIS      FLAT             FLAT              FLAT             FLAT               FLAT        FLAT EXTRA
DIS GROSS    1ST   RENL     TERM     EXTRA            EXTRA             EXTRA            EXTRA              EXTRA      ------------
PREM         YR             AGE                                                                                         YRS   PERM

             -----------------------------           -------            ------           -------            -------    ------------

-----------------------------------------------------------------------------------------------------------------------------------
PREMIUM      ADB RATE/M     ADB       LO      HI
WAIVED       ----------     TERM      POS     POS
             1ST   RENL     AGE
-----------------------------------------------------

-------------

-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                            (EFFECTIVE APRIL 1, 1998)

                        REINSURANCE RATES AND ALLOWANCES

I.       NET AMOUNT AT RISK CALCULATION

         Reinsurance is on the Monthly Renewable Term basis. The Life Net Amount at Risk in any month will be the life benefit reinsured, less the total cash value, taken to the nearest dollar, less your retention. The Ceding Company will maintain a level retention in all years.

II.      RATES FOR LIFE REINSURANCE

         The YRT Rates shown in this Exhibit are annual rates for standard risks and are per $1,000 of the life benefit reinsured. The Ceding Company will pay the Pool Reinsurers these rates multiplied by the following factors and divided by twelve:

             ----------------------    --------------       ------------------
                                         FIRST YEAR            RENEWAL YEARS
             ----------------------    --------------       ------------------
             Ultimate Select               [+++]                   [+++]
             Select                        [+++]                   [+++]
             Ultimate Standard             [+++]                   [+++]
             Standard                      [+++]                   [+++]
             ----------------------    --------------       ------------------

III.     POLICY FEE

         [++++++++++]

IV.      RATES FOR SUBSTANDARD TABLE RATINGS

         For substandard risks issued at table ratings, the substandard extra rate will be multiplied by the [++++++++++] as used for the base plan.

V.       RATES FOR FLAT EXTRA RATINGS

         Substandard risks issued at flat extra ratings will be coinsured. The Ceding Company will pay the Pool Reinsurers the appropriate portion of the flat extra premium charged the insured less the following allowances:


             ----------------------    --------------       ------------------
                 DURATION                FIRST YEAR            RENEWAL YEARS
             ----------------------    --------------       ------------------
             Over Five Year                [+++]                   [+++]
             Five Years or Less            [+++]                   [+++]
             ----------------------    --------------       ------------------

                                                                    Continued...

                            (EFFECTIVE APRIL 1, 1998)


VI.      RATES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

         Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VII.     RATES FOR ACCIDENTAL DEATH BENEFIT

         Accidental Death Benefits will be reinsured on the Monthly Renewable Term basis. The Accidental Death Benefit at risk in any month will be the Accidental Death Benefit reinsured less the Ceding Company's retention, if any. The Ceding Company will pay the Pool Reinsurers the following monthly rates, based on $1,000 of Accidental Death Benefit:

                  Standard Risks:                    [+++++++]
                                                     [+++++++]

         Substandard Risks: The appropriate multiples of the annual standard rate.

VIII.    PREMIUM TAXES

         The Pool Reinsurers [+++++++] premium taxes for reinsurance ceded under this Agreement.

IX.      RECAPTURE PERIOD

         Recapture will be allowed [+++++++].

X.       CONVERSIONS

         For purposes of this Agreement, and unless otherwise specifically covered elsewhere, "conversions" will mean continuations, rollovers, exchanges and/or internal replacements.

         a) The rates charged for conversions to plans reinsured under this Agreement will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.




                                                                    Continued...

                            (EFFECTIVE APRIL 1, 1998)


X.       CONVERSIONS - (CONTINUED)

         b) Conversions from plans reinsured under this Agreement to plans reinsured under other Reinsurance Agreements in force between the Ceding Company and any of the Pool Reinsurers will be subject to the provisions of the other Agreements, including provisions covering rates, allowances and/or discounts. The rates charged will be based on the original issue age of the insured and the current duration of the original policy, i.e., point-in-scale basis.

         c) Policies which are converted and which the Ceding Company does not maintain will be terminated.

XI.      EXPERIENCE REFUND

         Reinsurance under this Agreement is not eligible for an Experience Refund.

                          WESTERN RESERVE - NON SMOKER
                                     Page 1


                              [+ + + + + + + + + +]

                          WESTERN RESERVE - NON SMOKER
                                     Page 2


                              [+ + + + + + + + + +]

                             WESTERN RESERVE -SMOKER
                                     Page 1


                              [+ + + + + + + + + +]

                             WESTERN RESERVE -SMOKER
                                     Page 2


                              [+ + + + + + + + + +]

                           WESTERN RESERVE - JUVENILES


                              [+ + + + + + + + + +]

                                                                   EXHIBIT 10.47

                                                                      EXHIBIT D


                                  TRANSAMERICA
                                  REINSURANCE

                                   CLAIM FORM


INFORMATION ABOUT THE SENDER:                                                   DATE:
                                                                                        -----------------------------------------
Your Name:
            ---------------------------------------------------------------------------------------------------------------------
Company's Name:
                 ----------------------------------------------------------------------------------------------------------------
Your Phone Number:
                    -------------------------------------------------------------------------------------------------------------
Your Fax Number:
                  ---------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT THE POLICY:

Insured's Name:
                 ----------------------------------------------------------------------------------------------------------------
Insured's Date of Birth:
                          -------------------------------------------------------------------------------------------------------
Transamerica Reinsurance Policy Number if Known:
                                                  -------------------------------------------------------------------------------
Has premium been to date on this policy  [ ] YES     [ ] NO
Reason:
         ------------------------------------------------------------------------------------------------------------------------
If your company submits a statement to report premium, date of last statement where policy appeared:
Your Company's Policy Number:
                               --------------------------------------------------------------------------------------------------
Plan of Insurance:
                    -------------------------------------------------------------------------------------------------------------
Policy Issue Date:
                    -------------------------------------------------------------------------------------------------------------
Issue Amount:
               ------------------------------------------------------------------------------------------------------------------
Amount Retained:
                  ---------------------------------------------------------------------------------------------------------------
Has this policy ever lapsed?         Date of Termination            Date of Reinstatement
                             -------                     ----------                       -----------
Transamerica Accepted Account:
                                -------------------------------------------------------------------------------------------------
Current NAAR:
               ------------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT THE CLAIM:

Date of Death:                                                         Is claim contestable?  [ ]  YES      [ ]  NO
                --------------------------------------------------
Liability Paid:                  Interest Paid:              at     % from             to
               -----------------               -------------    ----       -----------    -----------
Investigation Expense Paid:                           Legal Expense Paid:
                            -------------------------                    ----------------------------
Liability Requested:                 Interest Requested:                Expense Requested:
                    ----------------                    ---------------                   -----------

ATTACHED ARE THE FOLLOWING DOCUMENTS SO THAT YOU CAN COMPLETE THE PROCESSING OF A CLAIM.

[ ]  Death Certificate                                            [ ]  Claimant's Statement
[ ]  Medical Records (if claim is contestable and/or              [ ]  Underwriting File (if claim is contestable and/or if
     if Transamerica is to provide an opinion)                         Transamerica is to provide an opinion)

        *TO REQUEST AN ADDITIONAL FORM PLEASE CALL US AT (704) 344-2938.

         Transamerica Reinsurance Claims Department Fax: (704) 331-0349
                         402 N. Tryon Street, Suite 800
                              Charlotte, NC 28202

                                                                      EXHIBIT D


                                  TRANSAMERICA
                                  REINSURANCE

                             DISABILITY CLAIM FORM


INFORMATION ABOUT THE REQUEST:

This is a (check as appropriate):
[ ] Notification                      [ ] Change to previous Claims Notification
[ ] Payment Request                   [ ] Change to previous Payment Request
[ ] Request for Opinion               [ ] Other, please specify:
                                                                ----------------

INFORMATION ABOUT THE SENDER:

Your Name:
            ---------------------------------------------------------------------------------------------------------------
Company's Name:
                 ----------------------------------------------------------------------------------------------------------
Your Phone Number:
                    -------------------------------------------------------------------------------------------------------
Your Fax Number:
                  ---------------------------------------------------------------------------------------------------------

INFORMATION ABOUT THE POLICY:
Insured's Name:
                 ----------------------------------------------------------------------------------------------------------
Insured's Date of Birth:                    Transamerica Reinsurance Policy Number, if known:
                         -----------------                                                    -----------------------------
YES        NO
 [ ]        [ ]     Our Claim has been approved for payment.
 [ ]        [ ]     Your advice for settling this claim is requested.
 [ ]        [ ]     Claim papers attached.

Your Company's Policy Number:
                                                 --------------------------------------------------------------------------
Plan of Insurance:
                                                 --------------------------------------------------------------------------
Issue Amount:
                                                 --------------------------------------------------------------------------
Amount Retained:
                                                 --------------------------------------------------------------------------
Transamerica Accepted Amount:
                                                 --------------------------------------------------------------------------
Transamerica Share of Liability Due:
                                                 --------------------------------------------------------------------------

INFORMATION ABOUT THE CLAIM:

Date of Disability:                                Date 1st                           Cause of
                   -------------------                                --------------               ------------------------
                                                   Notice Recvd:                      Disability:

We request payment of your reinsurance liability as follows:
Premium Waived from:                                                         to
                                    -----------------------------------             ---------------------------------------
Monthly Income from:                                                         to
                                    -----------------------------------             ---------------------------------------
Amount Requested from:                                                       to
                                    -----------------------------------             ---------------------------------------

ATTACHED ARE THE FOLLOWING DOCUMENTS SO THAT YOU CAN COMPLETE THE PROCESSING OF A CLAIM.

Physicians Statement   [ ]                                             Disability Form   [ ]

        *TO REQUEST AN ADDITIONAL FORM PLEASE CALL US AT (704) 344-2938.

         Transamerica Reinsurance Claims Department Fax: (704) 331-0349
                         401 N. Tryon Street, Suite 800
                              Charlotte, NC 28202

                                                                      EXHIBIT D


                                  TRANSAMERICA
                                  REINSURANCE

                                   CLAIMS FAX

                        TO:
                              CLAIMS ADMINISTRATOR

                       FAX:  (704) 331-0349

                 TELEPHONE:  (704) 344-

                      FROM:
                             --------------------------------------------------
                     TITLE:
                             --------------------------------------------------
                   COMPANY:
                             --------------------------------------------------
                       FAX:
                             --------------------------------------------------
                 TELEPHONE:
                             --------------------------------------------------
           NUMBER OF PAGES:
    (INCLUDING COVER PAGE):
                             --------------------------------------------------

 THIS CLAIM IS (CHECK ONE): [ ]  contestable
                            [ ]  non-contestable

   THIS FAX IS (CHECK ONE): [ ]  initial notification
                            [ ]  additional papers
                            [ ]  payment request
                            [ ]  death certificate
                            [ ]  claimant's statement
                            [ ]  other
                                       --------------------------------

            INSURED'S NAME:
                             --------------------------------------------------

   INSURED'S DATE OF BIRTH:
                             --------------------------------------------------

   INSURED'S DATE OF DEATH:
                             --------------------------------------------------

                ISSUE DATE:
                             --------------------------------------------------

             POLICY NUMBER:
                             --------------------------------------------------

IS PREMIUM PAID UP-TO-DATE:   [ ] Yes     [ ] No

                    REASON:
                             --------------------------------------------------

DATE OF LAST PREMIUM STATEMENT POLICY APPEARS
ON:
   ----------------------------------------------------------------------------

COMMENTS:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         Transamerica Reinsurance Claims Department Fax: (704) 331-0349
                         401 N. Tryon Street, Suite 800
                              Charlotte, NC 28202

                                                                       EXHIBIT D

PHOENIX                                         Request for Reinsurance Benefits

Send completed request to:
Phoenix Home Mutual Insurance Company              Toll Free: 1-800-243-3342      Company:
Reinsurance Claims 3E302                                      1-860-403-1000      [ ]  Phoenix Home Life Mutual Insurance Company
_______ Meadow Blvd., Enfield, CT 06083-1900       FAX:       1-860-403-2881      [ ]  American Phoenix Life and Reassurance
                                                                                  [ ]  Phoenix Life and Reassurance of New York
-----------------------------------------------------------------------------------------------------------------------------------
FULL NAME OF INSURED                                                                              DATE OF BIRTH

-----------------------------------------------------------------------------------------------------------------------------------
DATE OF DEATH               CAUSE OF DEATH         DATE OF DISABILITY             CAUSE OF DISABILITY

-----------------------------------------------------------------------------------------------------------------------------------
Line of Business (Check Appropriate):  [ ] Individual Life/Cession  [ ] Bulk/Self Administration  [ ] Group Life/ADD  [ ] ADB   [ ]
Waiver Premium
-----------------------------------------------------------------------------------------------------------------------------------
Rating Info: (Check Appropriate)                                 Reinsurance Data
[ ] Smoker                         [ ] Standard                  [ ] Auto                Pool Number __________
[ ] Non-Smoker                     [ ] Substandard Rating _____  [ ] Fac.                Pool % _______
                                   [ ] Flat Extra                                        Date Premium Last Reported ______________

-----------------------------------------------------------------------------------------------------------------------------------
List all policies issued on this insured, with date of termination if not in force at the date of death. Also indicate whether any policies have been reinstated within two years prior to date of death.
-----------------------------------------------------------------------------------------------------------------------------------

                                                            DATE OF        LAPSED WITHIN PAST TWO YEARS       FACE AMOUNT REINSURED
CEDING COMPANY     ISSUE DATE     FACE AMOUNT INSURED     TERMINATION                                           (NOT NET RISK)
POLICY NUMBER
--------------     ----------     -------------------     -----------     ------------------------------     ---------------------
                                   LIFE          ADB                      (CHECK ONE)            DATE         LIFE           ADB
                                                                                              REINSTATED
----------------------------------------------------------------------------------------------------------------------------------
                                                                          [ ] Yes  [ ] No
----------------------------------------------------------------------------------------------------------------------------------
                                                                          [ ] Yes  [ ] No
----------------------------------------------------------------------------------------------------------------------------------
                                                                          [ ] Yes  [ ] No
----------------------------------------------------------------------------------------------------------------------------------
                                                                          [ ] Yes  [ ] No
----------------------------------------------------------------------------------------------------------------------------------
                                                                          [ ] Yes  [ ] No
----------------------------------------------------------------------------------------------------------------------------------

TOTAL ISSUED                                              AMOUNT REINSURED WITH PHOENIX
                                  -------------------                                                        ---------------------

LESS TOTAL TERMINATED                                     REINSURED WITH OTHERS
                                  -------------------                                                        ---------------------

                                                          AMOUNT RETAINED AT OWN RISK
                                  -------------------                                                        ---------------------

INSURANCE NOW IN FORCE                                    TOTAL
----------------------------------------------------------------------------------------------------------------------------------

        FRAUD STATEMENT           REINSURANCE CESSION     PLAN NAME                           AMOUNT OF REINSURANCE WITH
    REQUIRED BY SOME STATES       NUMBER                                                      PHOENIX (CURRENT NAR)
ANY PERSON WHO KNOWINGLY AND
WITH INTENT TO DEFRAUD ANY        ------------------------------------------------------------------------------------------------
INSURANCE COMPANY OR OTHER
PERSON FILES A STATEMENT OF       ------------------------------------------------------------------------------------------------
CLAIM CONTAINING ANY
MATERIALLY FALSE INFORMATION      ------------------------------------------------------------------------------------------------
OR CONCEALS FOR THE PURPOSE OF
MISLEADING, INFORMATION           ------------------------------------------------------------------------------------------------
CONCERNING ANY FACT MATERIAL
THERETO, COMMITS A FRAUDULENT     ------------------------------------------------------------------------------------------------
INSURANCE ACT, WHICH IS A
CRIME.                            ------------------------------------------------------------------------------------------------
                                                          TOTAL REQUESTED
----------------------------------------------------------------------------------------------------------------------------------
___ Contestable   ___ Yes  ___ No                         ___ Conversion, Exchange or Replacement
----------------------------------------------------------------------------------------------------------------------------------
___ Routine Investigation   ___ Yes  ___ No               ___ Reentry List:
----------------------------------------------------------------------------------------------------------------------------------
___ Initial Notification                                  Policy Number ___________   Plan Name___________
___ Additional Information Enclosed                       Original Issue Date _______   Reins. With Phoenix ___ Yes ___ No
___ Copies of all claim papers enclosed includes:         Conversion or Reentry Underwritten   ___ Yes  ___ No
Contestable Claims - Application and all
underwriting papers, investigation, claimant
statement, death certificate and proof of payment.
----------------------------------------------------------------------------------------------------------------------------------
___  Non-Contestable - reinsured for $250,000             __ We have paid our claim in full on ____ and request payment of $______
plus also include application and underwriting.
----------------------------------------------------------------------------------------------------------------------------------

___  Waivers - application and underwriting,              ___ Interest expense at _____% per annum for ____ days $______.
claimant statement, attending physician statement,        ___ Investigation expense $_______
waiver premium provision and any investigation.           ___ Legal Expense $______
___ Copies of investigation are enclosed.
___ We are awaiting your consultation before
completing settlement.
----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME                                                             PHONE NUMBER

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
DATE                                             COMPLETED BY                                 TITLE

----------------------------------------------------------------------------------------------------------------------------------

SWISS RE LIFE & HEALTH                                                EXHIBIT D

Claim for Life Reinsurance Benefits
Individual Life and ADB                                                Individual Claims Tel 416 947 3800 or 1 800 268 9798
                                                                       Fax 416 947 0519
                                                                       Mailing Address: Westside Station
                                                                                        P.O.Box 1580 Buffalo, N.Y. 14213, USA

Requirements:
Non-Contestable Policies                Contestable Policies                        ADB Policies
Attach:    Death Certificate            Attach:  proofs of death                    Attach:  proofs of death
           Claimant's                            investigation reports                       investigation reports, including an
           Statement                             application                                 accident report
                                                 underwriting papers                         a copy of your accidental death
                                                 Including underwriting worksheet            policy form

-----------------------------------------------------------------------------------------------------------------------------------
Name of Insured:                                 State of Residence                Date of Birth              Date of Death

-----------------------------------------------------------------------------------------------------------------------------------
Cause of Death:                                                                    Contestable:
                                                                                   [ ]  Yes                  [ ]  No
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Insurance Issued                            Insurance in Force at Death
------------------------------------------------------------------------------------------------------------------------------------
                                      Life Amount             ADB Amount            Life Amount              ADB Amount
                                  --------------------    -----------------    ---------------------    ----------------------

Total Issue
                                  --------------------    -----------------    ---------------------    ----------------------
Retention
                                  --------------------    -----------------    ---------------------    ----------------------
Reinsured Swiss Re
                                  --------------------    -----------------    ---------------------    ----------------------
Reinsured Others
                                  --------------------    -----------------    ---------------------    ----------------------

List all policies issued on this life, with date of termination if not in force at the date of death. Also indicate whether any policies have been reinstated within two years prior to the date of death.


------------------------------------------------------------------------------------------------------------------------------------

  Your                   Policy            Face Amount         Swiss Re            Date of            Lapsed within past 2 years
Policy No.             Issue Date            Issued             Amount           Termination         ----------------------------
                                                                                                       Y/N            Reinstated
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Plan Name:
              ----------------------------------------------------------------------------------------------------------------------
Is this policy a conversion  [ ]      exchange  [ ]         or replacement  [ ] ?            [ ]  None of these
If so, what is original Plan?                                            Original Policy Issue Date:
                               --------------------------------------                               ------------------------------
Original reinsurer
                      --------------------------------------------------------------------------------------------------------------
[ ]  PRELIMINARY NOTICE ONLY.  Additional papers will follow.
[ ] Copies of all claim papers in connection with this claim are enclosed.
[ ] Investigation papers are attached. Will follow. [ ]
[ ] We are awaiting your approval before completing settlement.
[ ] We have paid our claim in full and request payment of the reinsurance amount detailed below.

PAYMENT DETAILS:

Swiss Re amount:                                                                   ADDITIONAL COMMENTS:
                                            ---------------------------
Interest at _____ % for _____ days:
                                            ---------------------------
Expenses:
                                            ---------------------------
Total amount requested:
                                            ---------------------------
From (Company):
                      -------------------------------------------------
Filled out by:
                      -------------------------------------------------
Title:
                      -------------------------------------------------
Department:
                      -------------------------------------------------
Date:
                      -------------------------------------------------
Phone:
                      -------------------------------------------------
Fax:
                      -------------------------------------------------